EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended July 31, 2019 of TOGA LIMITED (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Toh Kok Soon, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 5, 2021	By:	/s/ Toh Kok Soon
	Name:	Toh Kok Soon
	Title:	Chief Executive Officer